BLACKROCK FUNDS II

BlackRock Global Dividend Income Portfolio

(the “Fund”)

Supplement dated July 13, 2012

to the Prospectus dated November 28, 2011

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section in the Prospectus captioned “Fund Overview – Key Facts about BlackRock Global Dividend Income Portfolio – Portfolio Managers” is deleted in its entirety and replaced with the following in order to add Andrew Wheatley-Hubbard as a portfolio manager of the Fund:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Richard Turnill	2010	Managing Director of BlackRock, Inc.
Stuart Reeve	2010	Director of BlackRock, Inc.
Andrew Wheatley-Hubbard	2012	Vice President of BlackRock, Inc.

The section in the Prospectus captioned “Details about the Fund – How the Fund Invests – About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND
The Fund is managed by a team of financial professionals. Richard Turnill, Stuart Reeve and Andrew Wheatley-Hubbard are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund – Portfolio Manager Information” for additional information on the portfolio management team.

The section in the Prospectus captioned “Management of the Fund – Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by a team of financial professionals. Richard Turnill, Stuart Reeve and Andrew Wheatley-Hubbard are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Richard Turnill	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Managing Director of BlackRock, Inc. since 2006 and Head of BlackRock’s Global Equity team; Managing Director of Merrill Lynch Investment Managers, L.P. from 1999 to 2006.
Stuart Reeve	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2010	Director of BlackRock, Inc. since 2006; Director of Merrill Lynch Investment Management, L.P. from 2005 to 2006.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andrew Wheatley-Hubbard	Responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012	Vice President of BlackRock, Inc. since 2012; Associate of BlackRock, Inc. from 2010 to 2011; Analyst of BlackRock, Inc. from 2007 to 2009.

Shareholders should retain this Supplement for future reference.

PRO-GDIP-0712SUP